SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2007
Intellect Neurosciences, Inc.

(Exact Name Of Registrant As Specified In Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-128226	20-2777006

(Commission File Number)	(I.R.S. Employer Identification No.)

7 West 18th Street, New York, NY	10011

(Address of Principal Executive Offices)	(Zip Code)
(212) 448-9300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective June 13, 2007, Mr. Mark Germain resigned as a member of the Board of Directors of Intellect Neurosciences, Inc. (the “Company”). The resignation was not motivated by a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 13, 2007	INTELLECT NEUROSCIENCES, INC.
	By:	/s/ Elliot Maza
		Name:	Elliot Maza
		Title:	President and CFO